CUSIP: 956909105	13D	Page 13 of 13

Exhibit 10.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned in the capacities set forth below.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: April 15, 2009

THE K2 PRINCIPAL FUND, L.P.

By: K2 GENPAR, INC.
Its: General Partner

/s/ Shawn Kimel
Shawn Kimel, President

K2 GENPAR, INC.

By:	/s/ Shawn Kimel
Shawn Kimel, President

K2 & ASSOCIATES INVESTMENT MANAGEMENT INC.

By:	/s/ Shawn Kimel
Shawn Kimel, President

SHAWN KIMEL INVESTMENTS, INC.

By:	/s/ Shawn Kimel
Shawn Kimel, President

/s/ Shawn Kimel
Shawn Kimel, in his individual capacity